John Hancock Small Cap Fund

Supplement dated 12-2-09 to the current Prospectuses

On September 1, 2009, the Board of Trustees of John Hancock Equity Trust, of which John Hancock Small Cap Fund (the “Small Cap Fund”) is a series, voted to recommend that the shareholders of the Small Cap Fund approve a tax-free reorganization of the Fund into John Hancock Small Cap Equity Fund (“Small Cap Equity Fund”), another fund within the John Hancock Funds Complex, as described below.

Under the terms of the reorganization, subject to shareholder approval, the Small Cap Fund would transfer all of its assets to the Small Cap Equity Fund in exchange for shares of equal value of the Small Cap Equity Fund.  The Small Cap Equity Fund would also assume the Small Cap Fund’s liabilities.  The Small Cap Equity Fund’s shares would then be distributed to the Small Cap Fund’s shareholders, and the Small Cap Fund would be terminated.  The Special Meeting of Shareholders to consider the reorganization, held on December 2, 2009, was adjourned to January 13, 2010. If approved by the Small Cap Fund’s shareholders, the reorganization is expected to occur as of the close of business on or about January 22, 2010 (the “Closing Date”).  Further information regarding the proposed reorganization is contained in a proxy statement and prospectus, which was mailed to the Small Cap Fund’s shareholders in early October, 2009.

The Small Cap Fund will not accept orders from new investors to purchase shares of the Fund effective as of the close of business on September 11, 2009.  The Small Cap Fund will remain open to purchases and redemptions from existing shareholders until the Closing Date.

Prior to the reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Small Cap Fund

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.